UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 29, 2021

Benchmark 2021-B25 Mortgage Trust
(Central Index Key Number 0001851115) (Exact name of issuing entity)

GS Mortgage Securities Corporation II
(Central Index Key Number 0001004158)
(Exact name of the depositor as specified in its charter)
Goldman Sachs Mortgage Company
(Central Index Key Number 0001541502)

Citi Real Estate Funding Inc.
(Central Index Key Number 0001701238)

JPMorgan Chase Bank, National Association
(Central Index Key Number 0000835271)

German American Capital Corporation
(Central Index Key Number 0001541294)
(Exact name of the sponsors as specified in its charters)

Delaware	333-226082-10	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street
New York, New York		10282
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    □

Item 8.01.	Other Events.

On April 29, 2021 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused (i) the issuance of Benchmark 2021-B25 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2021-B25 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “Pooled RR Interest”, and, together with the Class RR Certificates, the “Pooled VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of April 1, 2021 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as general special servicer, Situs Holdings, LLC, as special servicer with respect to the Amazon Seattle Whole Loan, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated April 19, 2021 and filed with the Securities and Exchange Commission on April 29, 2021 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
Burlingame Point Co-Lender Agreement	4.6	4.2
SOMA Telco Office Co-Lender Agreement	4.7	NAP
Amazon Seattle Co-Lender Agreement	4.8	NAP
909 Third Avenue Co-Lender Agreement	4.9	4.3
Phillips Point Avenue Co-Lender Agreement	4.10	4.4
1985 Marcus Co-Lender Agreement	4.11	NAP
30 Hudson Yards 67 Co-Lender Agreement	4.12	4.5
The Galleria Office Towers Co-Lender Agreement	4.13	4.5
U.S. Industrial Portfolio VI Co-Lender Agreement	4.14	4.5
JW Marriott Nashville Co-Lender Agreement	4.15	4.4
Boca Office Portfolio Co-Lender Agreement	4.16	4.5
Cabinetworks Portfolio Co-Lender Agreement	4.17	NAP
141 Livingston Co-Lender Agreement	4.18	4.5
At Home – Willow Grove Co-Lender Agreement	4.19	NAP

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C

Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class ST-A Certificates (the “Offered SOMA Teleco Office Loan-Specific Certificates”), (iv) the Class 300P-A, Class 300P-B, Class 300P-C, Class 300P-D, Class 300P-E and Class 300P-RR Certificates (collectively, the “Amazon Seattle Loan-Specific Certificates”), (v) the Class S Certificates (together with the Public Certificates and the Private Certificates, the “Pooled Certificates”), (vi) the Class RR Certificates and (vii) the Class ST-VR Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $1,013,928,000, were sold to Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), J.P. Morgan Securities LLC (“JPMS”), Deutsche Bank Securities Inc. (“DBSI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., CGMI, JPMS, DBSI and Academy, in such capacities, the “Underwriters”), pursuant to an underwriting agreement, dated as of April 16, 2021 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1.1, among the Depositor and the Underwriters. GS&Co., CGMI, JPMS and DBSI are acting as the co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

All of the Private Certificates, having an aggregate initial principal amount of $134,999,742, were sold to GS&Co., CGMI, JPMS, DBSI, Academy and Drexel (together, in such capacities, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of April 16, 2021, among the Depositor and the Initial Purchasers. The Private Certificates were sold to the Initial Purchasers in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

All of the Offered SOMA Teleco Office Loan-Specific Certificates, having an initial principal amount of $11,875,000, were sold to GS&Co. and DBSI (together, in such capacities, the “SOMA Teleco Office Loan-Specific Initial Purchasers”), pursuant to a purchase agreement, dated as of April 16, 2021, among the Depositor and the SOMA Teleco Office Loan-Specific Initial Purchasers. The Offered SOMA Teleco Office Loan-Specific Certificates were sold to the SOMA Teleco Office Loan-Specific Initial Purchasers in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

All of the Amazon Seattle Loan-Specific Certificates, having an aggregate initial principal amount of $155,100,000, were sold to GS&Co. and DBSI (together, in such capacities, the “Amazon Seattle Loan-Specific Initial Purchasers”), pursuant to a purchase agreement, dated as of April 15, 2021, among the Depositor and the Amazon Seattle Loan-Specific Initial Purchasers. The Amazon Seattle Loan-Specific Certificates were sold to the Initial Purchasers in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates and the Pooled RR Interest represent, in the aggregate, the entire beneficial ownership in Benchmark 2021-B25 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 47 fixed-rate mortgage loans (the “Mortgage Loans”), a subordinate interest in one commercial mortgage loan (the “SOMA Teleco Office Trust Subordinate Companion Loan”) and a subordinate interest in one commercial mortgage loan (the “Amazon Seattle Trust Subordinate Companion Loan” and, together with the SOMA Teleco Office Trust Subordinate Companion Loan, the “Trust Subordinate Companion Loans”) secured by first liens on 76 commercial and multifamily properties. The Mortgage Loans and the Trust Subordinate Companion Loans were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of April 29, 2021 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of April 29, 2021 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iii) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.3 and dated as of April 29, 2021 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Depositor and JPMCB and (iv) German American Capital Corporation (“GACC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.4 and dated as of April 29, 2021 the “GACC Mortgage Loan Purchase Agreement”, and together with the GSMC Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement and the JPMCB Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and GACC.

The compensation for the Mortgage Loans and the Trust Subordinate Companion Loans paid to the Sponsors included net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,520,464, were approximately $1,356,771,768. Of the expenses paid by the Depositor, approximately $410,951 were paid directly to affiliates of the Depositor, approximately $460,951 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $150,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,909,512 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor. Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus, dated April 19, 2021. The related registration statement (file no. 333-226082) was originally declared effective on December 21, 2018. In connection with such Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of April 29, 2021.

GSMC, in its capacity as “retaining sponsor” (in such capacity, the “Pooled Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase of the Class RR Certificates by CREFI from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by CREFI), and (ii) the purchase of the Pooled RR Interest by the Pooled Retaining Sponsor from the Depositor.

The Pooled VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive at least 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Pooled Certificates (other than the Class R Certificates) and the Pooled RR Interest.

Additionally, GACC, in its capacity as “retaining sponsor” (in such capacity, the “SOMA Teleco Office Retaining Sponsor”) is satisfying its credit risk retention obligation under the Risk Retention Rule in connection with the securitization of the SOMA Teleco Office Trust Subordinate Companion Loan referred to above by acquiring from the Depositor on the Closing Date and retaining the Class ST-VR Certificates. The Class ST-VR Certificates constitute an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive at least 5% of all amounts collected on the SOMA

Teleco Office Trust Subordinate Companion Loan, net of all expenses of the Issuing Entity, and distributed on the Offered SOMA Teleco Office Loan-Specific Certificates and the Class ST-VR Certificates.

Additionally, GACC, in its capacity as “retaining sponsor” (in such capacity, the “Amazon Seattle Retaining Sponsor”) is satisfying its credit risk retention requirement under the Risk Retention Rule in connection with the securitization of the Amazon Seattle Trust Subordinate Companion Loan referred to above by the purchase on the Closing Date and holding by CPPIB Credit Structured North America III, Inc., acting as a third-party purchaser under the Risk Retention Rule, of the Class 300P-RR Certificates.

The Class 300P-RR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the Class 300P-RR Certificates is equal to approximately $7,330,220 (excluding accrued interest), representing approximately 5.02% of the aggregate fair value of all of the Amazon Seattle Loan-Specific Certificates. The fair value of the Amazon Seattle Loan-Specific Certificates was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Amazon Seattle Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $7,300,621, representing 5% of the aggregate fair value of all of the Amazon Seattle Loan-Specific Certificates.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Amazon Seattle Loan-Specific Offering Circular, dated April 9, 2021, under the heading “Credit Risk Retention” prior to the pricing of the Amazon Seattle Loan-Specific Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit 1.1	Underwriting Agreement, dated as of April 16, 2021, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of April 1, 2021, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital, LLC as general special servicer, Situs Holdings, LLC, as special servicer with respect to the Amazon Seattle Whole Loan Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	BGME Trust 2021-VR TSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.3	NYC Trust 2021-909 TSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.4	Benchmark 2021-B23 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.5	Benchmark 2021-B24 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.6	Burlingame Point Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.7	SOMA Teleco Office Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.8	Amazon Seattle Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.9	909 Third Avenue Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	Phillips Point Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.11	1985 Marcus Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.12	30 Hudson Yards 67 Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.13	The Galleria Office Towers Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.14	U.S. Industrial Portfolio VI Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.15	JW Marriott Nashville Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.16	Boca Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.17	Cabinetworks Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.18	141 Livingston Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.19	At Home – Willow Grove Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 29, 2021.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 29, 2021 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated April 29, 2021 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated April 19, 2021.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of April 29, 2021, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of April 29, 2021, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of April 29, 2021, between JPMorgan Chase Bank, National Association, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of April 29, 2021, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 29, 2021	GS MORTGAGE SECURITIES
CORPORATION II

	By:	/s/ Leah Nivison
Name: Leah Nivison
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of April 16, 2021, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of April 1, 2021, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital, LLC as general special servicer, Situs Holdings, LLC, as special servicer with respect to the Amazon Seattle Whole Loan Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	BGME Trust 2021-VR TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.3	NYC Trust 2021-909 TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.4	Benchmark 2021-B23 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.5	Benchmark 2021-B24 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.6	Burlingame Point Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.7	SOMA Teleco Office Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.8	Amazon Seattle Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.9	909 Third Avenue Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	Phillips Point Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.11	1985 Marcus Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	30 Hudson Yards 67 Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	The Galleria Office Towers Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	U.S. Industrial Portfolio VI Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	JW Marriott Nashville Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.16	Boca Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.17	Cabinetworks Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.18	141 Livingston Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.19	At Home – Willow Grove Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2020.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 29, 2021 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated April 29, 2021 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated April 19, 2021.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of April 29, 2021, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of April 29, 2021, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of April 29, 2021, between JPMorgan Chase Bank, National Association, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)

99.4	Mortgage Loan Purchase Agreement, dated as of April 29, 2021, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)